U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2007

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

000-27419	75-2749166
(Commission File Number)	(I.R.S. Employer Identification No.)

9601 Katy Freeway, Suite 220
Houston, Texas, 77024
(Address of principal executive offices including zip code)

713-465-1001
(Registrant’s telephone number, including area code)

Item 4.01. Changes in Registrant’s Certifying Accountant

A)           On July 25, 2007, Malone & Bailey P. C. was dismissed as the independent auditor for American Security Resources Corporation (the “Registrant”).

Malone & Bailey PC has served as the independent auditor of the Registrant’s annual financial statements from the periods ending December 31, 2001, through December 31, 2006 and the subsequent interim period ended March 31, 2007.  From the date on which Malone & Bailey P. C. was engaged until the date they were dismissed, there were no disagreements with Malone & Bailey P. C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey P. C., would have caused Malone & Bailey P. C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

Malone & Bailey, PC’s reports on the Company’s financial statements for years ended December 31, 2001, through December 31, 2006 did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Registrant has provided Malone & Bailey PC with a copy of the foregoing disclosure, and has requested that Malone & Bailey P. C. furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from Malone & Bailey P. C. as required by Item 304 of  Regulation S-B.

B)           On July 25, 2007, Registrant executed an engagement letter with James Mcelravy, CPA P. C. (“Mcelravy”) to assume the role of its new certifying accountant. Mcelravy has been asked to perform the quarterly review of Registrant for the quarter ended June 30, 2007.

During the periods ended December 31, 2001, through 2006 and the subsequent interim period ended March 31, 2007, and through the date of the firm’s engagement the Registrant did not consult with Mcelravy with regard to:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or
(ii)	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

The engagement of the new principal auditor was recommended and approved by the Board of Directors of Registrant.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Malone & Bailey, PC to the Securities and Exchange Commission dated July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
Date: July 31, 2007	By: /s/ Frank Neukomm
Frank Neukomm, Chairman of the Board

MALONE
& BAILEY PC
CERTIFIED PUBLIC ACCOUNTING FIRM
 Registered, Public Company Accounting Oversight Board
 American Institute of CPAs, Center for Audit Quality
 Texas Society of Certified Public Accountants

July 30, 2007

U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

RE: American Security Resources Corporation, Inc.

We have read the statements under Item 4.01 of the Current Report on Form 8K to be filed with the Securities and Exchange Commission on July 30, 2007 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

/s/ Malone & Bailey, PC
Malone & Bailey, PC
www.malone-bailey.com
Houston, Tx